UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013 (May 15, 2013)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 16, 2013, DISH Network Corporation (“DISH Network”) announced that its wholly-owned subsidiary, DISH DBS Corporation (“DISH DBS”), priced $1.25 billion aggregate principal amount of 4-year, 5% Senior Notes due 2017 (the “2017 Notes”) and $1.35 billion aggregate principal amount of 10-year, 6.25% Senior Notes due 2023 (the “2023 Notes”, and together with the 2017 Notes, the “Notes”). The 2017 Notes will mature on May 15, 2017 and the 2023 Notes will mature on May 15, 2023. Interest on the 2017 Notes will be paid on May 15 and November 15 of each year, commencing on November 15, 2013. Interest on the 2023 Notes will be paid on May 15 and November 15 of each year, commencing on November 15, 2013. The net proceeds of the offering will be placed into escrow.  The net proceeds from the sale of the Notes in this offering will be released from escrow to make a cash distribution to DISH Network to finance a portion of the cash consideration for DISH Network’s proposed merger with Sprint Nextel Corporation (“Sprint”).  If at any time on or prior to the escrow end date DISH Network does not acquire or merge with Sprint (or acquires or merges with Sprint in a transaction for which the cash consideration paid by DISH Network is less than $2.6 billion) or DISH Network abandons its efforts to acquire Sprint, DISH DBS will be required to redeem all of the Notes.

DISH DBS placed the Notes in a private placement under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described.  Neither DISH Network nor DISH DBS undertakes any obligation to update forward-looking statements.

See Press Release, dated May 16, 2013, “DISH Network Places Offering of $2.6 Billion in Senior Notes,” attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release “DISH Network Places Offering of $2.6 Billion in Senior Notes” dated May 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: May 16, 2013	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1                              Press Release “DISH Network Places Offering of $2.6 Billion in Senior Notes” dated May 16, 2013